UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2026

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 7, 2026, Galera Therapeutics, Inc., a Delaware corporation (the “Company”), announced that its board of directors approved a one-for-two hundred (1:200) reverse stock split (“Reverse Stock Split”) of the Company’s common stock, par value $0.001 (“Common Stock”).

The Reverse Stock Split is expected to become effective on July 12, 2026 as of 11:59 p.m. Eastern Time (the “Effective Time”), with shares to begin trading on a split-adjusted basis at market open on July 13, 2026. In connection with the Reverse Stock Split, every two hundred shares of Common Stock issued and outstanding as of the Effective Time will be automatically converted into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split; the Company’s stockholders will be entitled to receive the cash value equal to the fraction to which the stockholder would otherwise be entitled, multiplied by the closing price of Common Stock, as reported on the OTCQB Market, on the last trading day prior to the effective date of the Reverse Stock Split.

In addition, the Reverse Stock Split will effect a reduction in the number of shares of Common Stock (i) available for issuance under the Company’s 2019 Equity Incentive Plan and 2023 Employment Inducement Award Plan, and (ii) issuable upon the exercise of stock options outstanding immediately prior to the effectiveness of the Reverse Stock Split. To reflect the Reverse Stock Split, there will also be a corresponding increase in the exercise price per share applicable to outstanding stock options.

The Reverse Stock Split will also effect a proportionate reduction in the number of shares of Common Stock issuable upon the exercise of the Company’s outstanding warrants, with a corresponding adjustment to the exercise price per share applicable to each such warrant.

The aforementioned adjustments will occur automatically upon effectiveness of the Reverse Stock Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: July 7, 2026	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer